UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2007
                                                         ----------------

                               RONSON CORPORATION
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                      1-1031                  22-0743290
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, NJ      08875-6707
--------------------------------------------------------------   ---------------
           (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (732) 469-8300
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                                                     Page 2 of 5
                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 1.01         Entry into a Material Definitive Agreement             3


ITEM 8.01         Other Events                                           4


ITEM 9.01         Financial Statements and Exhibits                      4







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                                                                     Page 3 of 5

Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2007, Ronson Corporation (the "Registrant") entered into a Stipulation of Settlement (the "Stipulation") by and among the Registrant, certain of its directors and officers, Steel Partners II, LP ("SP") and certain of SP's affiliates. While the Stipulation is subject to the Court's final approval, the Stipulation provides for the dismissal of a derivative lawsuit initiated by SP in the Superior Court of New Jersey, Chancery Division, as well as the dismissal of an action brought by SP in May 2005 in the United States District Court for the District of New Jersey against certain individual officers and directors of the Registrant. In addition, the Stipulation contains a standstill arrangement between SP and the Registrant.

The following paragraphs summarize provisions of the Stipulation. These paragraphs are a summary, and do not completely describe the Stipulation. For the complete text of the Stipulation, please see the Stipulation, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

         (a) The standstill period between SP and the Registrant will have commenced as of September 1, 2007, and will end on the earliest of (i) September 1, 2011; (ii) 21 months after Mr. Louis V. Aronson, II ceases to be both President and CEO of the Registrant for any reason; or (iii) the date on which the Executive Committee of the Board of Directors of the Registrant recommends that the Board of Directors adopt or not oppose any Material Action (as defined in the Stipulation, and as summarized in the paragraph below).

         (b) A Material Action is defined in the Stipulation to include the approval by the Board of Directors of the Registrant of (i) any proposed "business combination" with any person that is, or as a result of such transaction, would become an "interested stockholder," as those terms are defined under the New Jersey Shareholder Protection Act; (ii) any proposed agreement to sell all or substantially all of the assets of the Registrant, in one or more than one transactions; (iii) any proposed merger or consolidation of the Registrant with or into any other entity which is not a subsidiary of the Registrant; or (iv) any proposed tender offer for the voting stock of the Registrant as a result of which the offering party would be an "acquiring person" as such term is defined in the Preferred Shares Rights Agreement of the Registrant dated as of December 8, 1998, as amended.

         (c) The Registrant and SP have agreed that during the standstill period, SP will not directly or indirectly nominate any person for election or appointment to the Board of Directors of the Registrant, or support any nominee in opposition to the Registrant's nominees, or make any proposal to acquire the common stock of the Registrant or substantially all of its assets, or engage in a tender offer, proxy contest, derivative litigation, or encourage or support anyone to do any of the foregoing or with respect to any unsolicited or hostile proposal to acquire the common stock of the Registrant or substantially all of its assets.

         (d) The Stipulation provides that as long as Mr. Louis Aronson is serving as both President and CEO of the Registrant, his compensation and benefits (including any contingent performance benefits) will not be increased from their current levels.

         (e) Pursuant to the Stipulation, the Registrant agreed not to enter into any agreement comparable to the agreements entered into previously between the Registrant and Carl Dinger, or any other agreement involving the use of corporate funds to obtain an irrevocable proxy.

         (f) The Stipulation provides that the Registrant's Preferred Shares Rights Agreement dated as of December 8, 1998, as amended, will not be extended for a term beyond September 1, 2011.

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                                                                     Page 4 of 5


         (g) The parties to the Stipulation have agreed to exchange general releases, customary for settlements of this kind. The Stipulation states that it in no way represents any admission of liability of any sort by any of the individual defendants or any of the defendants to the counterclaim and third party complaint related to the derivative lawsuit.

Among other items, the Stipulation also provides that all parties are responsible for their own counsel fees and costs in connection with this matter, except that as part of the settlement, counsel for SP may file an application with the Court seeking an award of counsel fees and expenses in an amount not to exceed, in total, $875,000. To the extent SP's counsel receives an award of counsel fees and expenses, that award will be paid or reimbursed by the Registrant's insurance carriers and will not be funded from the Registrant's corporate treasury.


A press release announcing the Stipulation of Settlement is attached as Exhibit
99.1 to this Current Report on Form 8-K.


Item 8.01 Other Events.

On October 12, 2007, the Superior Court of New Jersey, Chancery Division, entered an Order in connection with the Registrant's Stipulation of Settlement with Steel Partners II, LP. Among other things, the Order scheduled a settlement hearing to be held before the Court on December 4, 2007, to determine whether the proposed settlement is fair and in the best interests of the Registrant and its stockholders, and whether the settlement should be finally approved by the Court in accordance with the Stipulation. The Order further directed the Registrant to cause the Notice of Proposed Settlement and Settlement Hearing, a copy of which is attached as an exhibit to this Current Report on Form 8-K, to be provided to all shareholders of record within five days.

See Item 1.01 "Entry into a Material Definitive Agreement," for additional information regarding the Stipulation of Settlement.

Item 9.01  Financial Statements and Exhibits.

         Exhibits.

         Exhibit No.    Description
         -----------    -----------

           10.1         Stipulation of Settlement dated October 12, 2007.

           99.1         Press Release of Ronson Corporation dated October 16,
                        2007.

           99.2         Notice of Proposed Settlement and Settlement Hearing.

           99.3 Order of Superior Court of New Jersey, Chancery Division (Klein, J. Ch.) dated October 12, 2007 (Docket No. Esx-C-101-3).



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                                                                     Page 5 of 5

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RONSON CORPORATION

                                   By: /s/ Daryl K. Holcomb
                                       -----------------------------------------
                                       Daryl K. Holcomb,
                                       Vice President, Chief Financial Officer &
Dated: October 16, 2007                Controller